Exhibit 10.22A
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

S05-338 · CDTAmendment11/12/2022
AMENDMENT № 1

TO THE

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT EFFECTIVE THE 16th DAY OF JULY 2021

BETWEEN

STANFORD UNIVERSITY

AND

PURIGEN BIOSYSTEMS, INC
Effective the 14th day of November, 2022, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Purigen Biosystems, Inc. (“Purigen”), a corporation having a principal place of business at 5700 Stoneridge Drive, Suite 100, Pleasanton, CA 94588, agree as follows:
1.BACKGROUND
Stanford and Purigen are parties to an amended and restated exclusive license agreement effective the 16th day of July, 2021, (“Original Agreement”) for the following inventions to improve sample preparation and analysis of biological and chemical samples, which were invented in the laboratory of Professor Juan Santiago.. The inventions are:
•[***]
Purigen does not utilize the invention described in Stanford Docket [***] (the “[***] Invention”) and claimed in US Patent [***] for its primary product and services business. Rather, Purigen plans to develop the [***] Invention for a second product line related to DNA/RNA separation, as outlined in diligence milestones [***] in Appendix A of the Original Agreement.
Stanford and Purigen now wish to amend the Original Agreement to distinguish between the diligence milestones specifically related to the development of the [***] Invention from the diligence milestones related to overall net sales.
2.AMENDMENT
2.1Paragraph 6.1 of Original Agreement is hereby replaced in its entirety with the following:
“6.1    Milestones.
(A)Purigen will continue to diligently develop, manufacture, and sell Licensed Product and will use Commercially Reasonable Efforts to develop markets for Licensed Product. In addition,

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Purigen will meet the milestones shown in Appendix A, and notify Stanford in writing as each milestone is met.
(B)If Purigen fails to meet a milestone, Stanford and Purigen will meet and discuss in good faith Purigen’s efforts to meet such milestone and agree on a plan of action or a revised milestone. If Stanford and Purigen are unable to agree on a plan of action or a revised milestone, then:
(1)If Purigen has missed a milestone in Appendix A, Category 1: Net Sales Milestone, Purigen may extend any date for a single Net Sales Milestone by [***] months with a payment to Stanford of $[***] (“Milestone Extension”). Whenever a Milestone Extension is made, all subsequent Net Sales Milestones will be automatically extended by a corresponding [***]–month period. Purigen may make up to [***] Milestone Extensions through to (and including) the last Net Sales Milestone and may also use more than one Milestone Extension with respect to a single Net Sales Milestone – provided that the total number of Milestone Extensions does not exceed two such Milestone Extensions. If such Milestone Extension fee is not paid or Purigen fails to meet the Net Sales Milestone within the Milestone Extension period, then Stanford may terminate this Agreement, subject to Section 16.2;
(2)If Purigen has missed a milestone in Appendix A, Category 2: [***] Invention Product Development Milestones, then Stanford may:
(a)convert Purigen’s license to Stanford Docket [***] from Exclusive to nonexclusive; or
(b)terminate Purigen’s license to Stanford Docket [***], but will not have the right to terminate this Agreement with respect to any other licensed Stanford Docket, as applicable.”
2.2Paragraph 15.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:
15.3 Infringement Procedure. Purigen will promptly notify Stanford if it believes a third party infringes a Licensed Patent or if a third party files a declaratory judgment action with respect to any Licensed Patent. During the Exclusive term of this Agreement and if Purigen is developing Licensed Product, with respect to exclusively licensed Licensed Patents, Purigen will have the right to institute a suit against such third party or defend any declaratory judgment action initiated by this third party as provided in Sections 15.4 - 15.9.
2.3Paragraph 15.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:
15.4 Purigen Suit. With respect to exclusively licensed Licensed Patents, Purigen has the first right to institute suit and may name Stanford as a party for standing purposes subject to Section 15.7. If Purigen decides to institute suit, it will notify Stanford in writing. If Stanford does not notify Purigen in writing that it desires to jointly prosecute the suit within [***] days after the date of the notice, Stanford will assign and hereby does assign to Purigen all rights and causes of action arising from the alleged infringement, except that Purigen will not prosecute, settle or otherwise compromise any such suit in a manner that adversely affects Stanford's interests

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without Stanford's prior written consent. In such case, Purigen will bear the entire cost of the litigation, including expenses and counsel fees incurred by Stanford, and will retain the entire amount of any recovery or settlement, subject to Section 15.8. Purigen will keep Stanford reasonably apprised of all developments in the suit and will seek Stanford's input and approval on any substantive submissions or positions taken in the litigation regarding the scope, validity and enforceability of the Licensed Patent.
2.4Appendix A – Milestones of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A of this Amendment.
3.“CONSIDERATION
In consideration for this amendment, Purigen will pay Stanford a nonrefundable, noncreditable fee of $[***] within [***] days of signing this amendment.
4.OTHER TERMS
4.1All other terms of the Original Agreement remain in full force and effect.
4.2The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment № 1 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY
Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Senior Associate Director, Licensing Life Sciences
Date:	November 15, 2022

S05-338 · CDTAmendment11/12/2022

PURIGEN BIOSYSTEMS, INC.
Signature:	/s/ Klint Rose
Name:	Klint Rose
Title:	CSO
Date:	11/12/2022

S05-338 · CDTAmendment11/12/2022

Appendix A – Milestones